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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                 July 29, 1998

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

   NEW JERSEY                        1-1-432                        22-2429994
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                    Identification
incorporation)                                                  Number)

                              Meridian Center II
                            4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: 732-389-1182


                              Meridian Center II
                            4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Former name or former address, if changed from last report)


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                                      -2-


        Item 5.   Other Events
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                  Roberts Pharmaceutical Corporation today announced that the
Israeli Ministry of Health approved the Company's new drug application for Agrylin(TM) as a treatment for essential thrombocythemia (ET), a life-threatening condition characterized by elevated blood platelet counts which results in an abnormally high incidence of heart attacks and strokes. The Company stated that the final clearance of Agrylin's labeling for the Israeli market is expected shortly and that the Company anticipates launching the product into Israel later this year.

        Agrylin was approved in 1997 by both the U.S. and Canadian regulatory authorities as a drug therapy for reducing elevated blood platelet counts. Agrylin is the first of Roberts' pipeline drugs with the potential for worldwide marketing.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                  (Registrant)


Date: August 4, 1998                    By: /s/ Anthony A. Rascio
                                            ------------------------------
                                            Anthony A. Rascio
                                            Vice President
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                                      -3-


FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.